UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2017

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 23, 2017, Agree Realty Corporation issued a press release describing its results of operations for the fourth quarter and full year ended December 31, 2016. The press release is furnished as Exhibit 99.1 to this report and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

99.1	Press release, dated February 23, 2017, reporting the Company's results of operations for the fourth quarter ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Matthew M. Partridge
	Name:	Matthew M. Partridge
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: February 28, 2017

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated February 23, 2017, reporting the Company's results of operations for the fourth quarter and full year ended December 31, 2016.